UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2026

Apimeds Pharmaceuticals US, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42545	85-1099700
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Matawan Rd, Suite 325 Matawan, New Jersey	07747
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (848) 201-5010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	APUS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 31, 2026, Apimeds Pharmaceuticals US, Inc., a Delaware corporation (the “Company”) filed a Notification of Late Filing on Form 12b-25 (the “Form 12b-25”), with respect to its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”). In the Form 12b-25, the Company disclosed that it would be unable to file the Form 10-K within the prescribed time period without unreasonable effort or expense due to the ongoing preparation of its financial statements and the need for additional time for its independent registered public accounting firm to complete its audit.

The Company currently expects that it will not be able to file the Form 10-K within the fifteen calendar day extension period provided under Rule 12b-25.

The delay is primarily attributable to (i) the continued preparation and finalization of the Company’s financial statements for the fourth quarter and fiscal year ended December 31, 2025, and (ii) the additional time required for the Company’s independent registered public accounting firm to complete its audit procedures.

As a result of the foregoing, the Company expects to receive a notice from NYSE American indicating that the Company is not in compliance with the applicable continued listing requirements due to its failure to timely file the Form 10-K. The Company expects that such notice will provide a period within which the Company may submit a plan to regain compliance and/or otherwise regain compliance with the applicable listing standards.

The Company is working diligently to complete the Form 10-K and expects to file the Form 10-K by April 30, 2026. While the Company is making substantial progress toward completion, there can be no assurance that the Form 10-K will be filed by such date.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apimeds Pharmaceuticals US, Inc.

Date: April 16, 2026	By:	/s/ Erick Frim
	Name:	Erick Frim
	Title:	Chief Financial Officer

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